SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 23, 2003

CBRE HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

865 South Figueroa Street, Suite 3400, Los Angeles, California		90017
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (213) 613-3226

N/A

(Former Name or From Address, if Changed Since Last Report)

CBRE Holding, Inc. (“CBRE Holding”) hereby amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2003 to include the information required by Items 7(a) and 7(b) of Form 8-K in connection with the acquisition of Insignia Financial Group, Inc. (“Insignia”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

Consolidated unaudited financial statements required by Item 7(a) of Form 8-K for Insignia as of June 30, 2003 and for the six months ended June 30, 2003 and 2002 are set forth in Exhibit 99.1 to this amendment to Form 8-K, which exhibit is hereby incorporated herein by reference. Consolidated audited financial statements required by Item 7(a) of Form 8-K for Insignia as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 are hereby incorporated herein by reference to Item 8 and Item 15(a)(1) and (2) of Insignia’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Insignia 2002 10-K”), which was filed by Insignia with the SEC on March 21, 2003. A copy of Item 8 and Item 15(a)(1) and (2) of the Insignia 2002 10-K is set forth in Exhibit 99.2 to this amendment to Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 7(b) of Form 8-K as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002 is set forth in Exhibit 99.3 to this amendment to Form 8-K, which exhibit is hereby incorporated herein by reference.

(c) Exhibits

The following are furnished as exhibits to this amendment to Form 8-K:

99.1	Consolidated unaudited financial statements of Insignia as of June 30, 2003 and for the six months ended June 30, 2003 and 2002.

99.2	Item 8 and Item 15(a)(1) and (2) of the Annual Report on Form 10-K for the year ended December 31, 2002 filed by Insignia with the SEC on March 21, 2003.

99.3	CBRE Holding’s unaudited pro forma combined financial information.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBRE HOLDING, INC.

Date: October 6, 2003	By:	/s/ KENNETH J. KAY
		Name:	Kenneth J. Kay
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consolidated unaudited financial statements of Insignia as of June 30, 2003 and for the six months ended June 30, 2003 and 2002.

99.2	Item 8 and Item 15(a)(1) and (2) of the Annual Report on Form 10-K for the year ended December 31, 2002 filed by Insignia with the SEC on March 21, 2003.

99.3	CBRE Holding’s unaudited pro forma combined financial information.